SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                       -----------------------------------


                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                       -----------------------------------



       Date of Report (date of earliest event reported):  January 7, 1994


                              VIACOM INTERNATIONAL INC.
                              -------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                    1-9554                    04-2980402
    ---------------             ----------------          ----------------
    (State or other             (Commission File          (I.R.S. Employer
    jurisdiction of                 Number)             Identification No.)
    Incorporation)


      1515 Broadway, New York, New York                      10036
      --------------------------------------                --------
     (Address of principal executive offices)              (Zip Code)


    Registrant's telephone number, including area code:  (212) 258-6000










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                       Exhibit Index Appears on Page [ 7 ]
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Item 5.  Other Events.

         On January 7, 1994, Viacom Inc., a Delaware corporation ("Viacom"), and the parent of Viacom International Inc. (the "Company"), and Blockbuster Entertainment Corporation, a Delaware corporation ("Blockbuster"), entered into an Agreement and Plan of Merger, dated as of January 7, 1994 (the "Merger Agreement"), providing for the merger of Blockbuster with and into Viacom, with Viacom as the surviving corporation (the "Merger"). The Merger is intended to qualify as a tax-free reorganization for federal income tax purposes.

         The Merger Agreement provides that, at the effective time of the Merger, each share of common stock, par value $.10 per share, of Blockbuster ("Blockbuster Common Stock"), will be converted into the right to receive (i) .08 of one share of Class A common stock, par value $.01 per share, of Viacom ("Class A Common Stock"), (ii) .60615 of one share of Class B common stock, par value $.01 per share, of Viacom ("Class B Common Stock") and (iii) up to an additional .13829 of one share of Class B Common Stock, with such amount to be determined in accordance with, and the right to receive such shares to be evidenced by, one variable common right (a "VCR") issued by Viacom and having the terms described in the Merger Agreement.

         Consummation of the Merger is subject to certain conditions, including, among other things, approval of the Merger by the stockholders of Viacom and Blockbuster, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, receipt of certain regulatory approvals and confirmation that the Merger qualifies as a tax-free reorganization for federal income tax purposes. In addition, the Merger Agreement provides that Blockbuster will reimburse Viacom for its transaction-related expenses if the Merger Agreement is terminated and certain other conditions are met, up to a maximum of $50 million.

         A copy of the Merger Agreement is attached hereto as
Exhibit 2.1 and the summary of the Merger Agreement set forth herein is qualified in its entirety by reference thereto.

         In connection with the execution of the Merger Agreement, Viacom and certain stockholders of Blockbuster entered into a Stockholders Stock Option Agreement, dated as of January 7, 1994 (the "Stock Option Agreement"), pursuant to which such stockholders granted to Viacom irrevocable options to purchase up to 15,004,970 shares of Blockbuster Common Stock (the "Option Shares") at an exercise price of

$30.125 per share (the "Options"). The Options will become exercisable if the Merger Agreement is terminated under certain circumstances. In addition, such stockholders granted to the Company proxies to vote the Option Shares in favor of the Merger and against any competing business combination proposal. Also, Viacom and certain additional stockholders of Blockbuster entered into a Proxy Agreement, dated as of January 7, 1994 (the "Proxy Agreement"), pursuant to which such stockholders granted to Viacom proxies to vote the shares of Blockbuster Common Stock held by such stockholders in favor of the Merger and against any competing business combination proposal.

         Copies of the Stock Option Agreement and the Proxy
Agreement are attached hereto as Exhibits 99.1 and 99.2, respectively, and the summaries of the Stock Option Agreement and the Proxy Agreement set forth herein are qualified in their entirety by reference thereto.

         In addition, Blockbuster and National Amusements, Inc., the majority stockholder of Viacom ("NAI"), have entered into a Voting Agreement, dated as of January 7, 1994 (the "Voting Agreement"), pursuant to which NAI has agreed to vote the shares of Class A Common Stock held by it in favor of the Merger and the Merger Agreement at any meeting of the stockholders of Viacom and in any action by consent of the stockholders of Viacom.

         A copy of the Voting Agreement is attached hereto as
Exhibit 99.3 and the summary of the Voting Agreement set forth herein is qualified in its entirety by reference thereto.

         Also on January 7, 1994, Blockbuster and Viacom entered into an agreement (the "Subscription Agreement") pursuant to which Blockbuster has subscribed for and agreed to purchase, and Viacom has agreed to issue and sell to Blockbuster, on the terms and subject to the conditions set forth in the Subscription Agreement, 22,727,273 shares of Class B Common Stock for an aggregate purchase price of $1,250,000,015. The Subscription Agreement provides for the payment to Blockbuster, in certain cirumstances, of a Make-Whole Amount (as defined in the Subscription Agreement) of up to $275 million in the event of termination of the Merger Agreement (except termination pursuant to Section 8.01(b) thereof).













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

         A copy of the Subscription Agreement is attached hereto as Exhibit 99.4 and the summary of the Subscription
Agreement set forth herein is qualified in its entirety by reference thereto.

         A copy of the joint press release of Viacom and Blockbuster, dated January 7, 1994, relating to the above-described transactions is attached hereto as Exhibit 99.5 and is incorporated herein by reference.












































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

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) The following exhibits are filed as part of this report on Form 8-K:


    Exhibit 2.1 Agreement and Plan of Merger, dated as of January 7, 1994, between Viacom Inc. and
                      Blockbuster Entertainment Corporation.

    Exhibit 99.1      Stockholders Stock Option Agreement,
                      dated as of January 7, 1994, among Viacom
                      Inc. and certain stockholders of
                      Blockbuster Entertainment Corporation.

    Exhibit 99.2      Proxy Agreement, dated as of January 7,
                      1994, among Viacom Inc. and certain
                      stockholders of Blockbuster Entertainment
                      Corporation.

    Exhibit 99.3      Voting Agreement, dated as of January 7,
                      1994, between National Amusements, Inc.
                      and Blockbuster Entertainment
                      Corporation.

    Exhibit 99.4      Subscription Agreement, dated January 7,
                      1994, between Viacom Inc. and Blockbuster
                      Entertainment Corporation.

    Exhibit 99.5      Joint press release by Viacom Inc. and
                      Blockbuster Entertainment Corporation
                      dated January 7, 1994.





















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

                           SIGNATURES


         Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               VIACOM INTERNATIONAL INC.
                                 (Registrant)




Date:  January 12, 1994        By: /s/ Philippe P. Dauman
                                   Name: Philippe P. Dauman
                                   Title: Senior Vice President,
                                          General Counsel and
                                          Secretary




































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

                         EXHIBIT INDEX


Exhibit No.               Description                     Page



Exhibit 2.1 Agreement and Plan of Merger, dated as of January 7, 1994, between Viacom Inc. and
               Blockbuster Entertainment Corporation.

Exhibit 99.1 Stockholders Stock Option Agreement, dated as of January 7, 1994, among Viacom Inc. and certain stockholders of Blockbuster
               Entertainment Corporation.

Exhibit 99.2   Proxy Agreement, dated as of January 7,
               1994, among Viacom Inc. and certain
               stockholders of Blockbuster Entertainment
               Corporation.

Exhibit 99.3   Voting Agreement, dated as of January 7,
               1994, between National Amusements, Inc. and
               Blockbuster Entertainment Corporation.

Exhibit 99.4   Subscription Agreement, dated January 7,
               1994, between Viacom Inc. and Blockbuster
               Entertainment Corporation.

Exhibit 99.5   Joint press release by Viacom Inc. and
               Blockbuster Entertainment Corporation dated
               January 7, 1994.























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